Exhibit 10.2

OPSWARE INC.

AMENDED AND RESTATED 2000 INCENTIVE STOCK PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (the “Agreement”) is made and entered into as of                        , 2      (the “Effective Date”) by and between Opsware Inc., a Delaware corporation (the “Company”), and the purchaser named below (the “Purchaser”).  Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s Amended and Restated 2000 Incentive Stock Plan (the “Plan”).

Purchaser:

Address:

Total Number of Shares:

Purchase Price Per Share:

Total Purchase Price:

1.             Purchase of Shares.

1.1           Purchase of Shares.  On the Effective Date and subject to the terms and conditions of this Agreement and the Plan, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the “Shares”) of the Company’s Common Stock at the Purchase Price Per Share as set forth above (the “Purchase Price Per Share”) for a Total Purchase Price as set forth above (the “Purchase Price”).  As used in this Agreement, the term “Shares” includes the Shares purchased under this Agreement and all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

1.2           Title to Shares.  The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

“                                                      ”

Purchaser desires to take title to the Shares as follows:

☐    Individual, as separate property

☐    Husband and wife, as community property

☐    Joint Tenants

1.3           Payment.  Purchaser hereby delivers payment of the Purchase Price as follows (check and complete as appropriate):

☐            in cash in the amount of $        , receipt of which is acknowledged by the Company;

☐            by cancellation of indebtedness of the Company owed to Purchaser in the amount of $                        ;

☐            by delivery of                 fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof (which have been paid for within the meaning of SEC Rule 144 and, if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $             per share; or

☐            by the waiver hereby of compensation due or accrued for services rendered in the amount of $                .

2.             Delivery.

2.1           Deliveries by Purchaser.  Purchaser hereby delivers to the Company (i) two signed copies of this Agreement; (ii) two signed copies of the Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 2 (“Stock Powers”) attached hereto; and (iii) payment of the Purchase Price in the amount of $          , receipt of which is acknowledged by the Company.  The Company will issue duly executed stock certificates evidencing the Shares in Purchaser’s name.  The certificates shall be placed in escrow as provided in Section 7 below until termination of the Company’s Repurchase Option described in Section 5 below.

2.2           Deliveries by the Company.  Upon its receipt of the Purchase Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser.

3.             Representations and Warranties of Purchaser.  Purchaser represents and warrants to the Company that:

3.1           Agrees to Terms of the Plan and this Agreement.  Purchaser has received a copy of the Plan and this Agreement, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions.  Purchaser acknowledges that there may be adverse tax consequences upon purchase and disposition of the Shares, and that Purchaser should consult a tax adviser prior to such purchase or disposition.

3.2           Purchase for Own Account for Investment.  Purchaser is purchasing the Shares for Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act.  Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

3.3           Access to Information.  Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

3.4           Understanding of Risks.  Purchaser is fully aware of:  (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.  Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

3.5           No General Solicitation.  At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

4.             Restrictions on Transfers.  Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Repurchase Option (as defined below), except as permitted by this Agreement.

5.             Company’s Repurchase Option for Unvested Shares.  Except as provided in Section 5.1 below, the Company, its successor or assignee, shall have the option to repurchase all or a portion of the Purchaser’s Unvested Shares (as defined in Section 5.1 below) on the terms and conditions set forth in this Section (the “Repurchase Option”) if Purchaser is terminated for any reason, or no reason, including without limitation Purchaser’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause (as defined in the Plan).

5.1                                 Unvested and Vested Shares.

(a)           Shares that are released from the Company’s Repurchase Option pursuant to this Section 5.1 are “Vested Shares.”  All other Shares are “Unvested Shares.”

(b)           [Vesting and Acceleration Schedule]

5.2           Exercise of Repurchase Option.  At any time within ninety (90) days after the date of termination of employment, the Company, or its assignee(s), may elect to repurchase any or all of the Purchaser’s Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

5.3           Calculation of Repurchase Price.  The Company or its assignee(s) shall have the option to repurchase from Purchaser (or from Purchaser’s personal representative as the case may be) the Purchaser’s Unvested Shares at the Purchaser’s original Purchase Price Per Share (as adjusted to reflect any stock split or similar change in the capital structure of the Company as set forth in Section 15(a) of the Plan) (the “Repurchase Price”).

5.4           Payment of Repurchase Price.  The Repurchase Price shall be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company, or such assignee, or by any combination thereof.  The Repurchase Price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

5.5           Right of Termination Unaffected.  Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Purchaser’s employment or other relationship with the Company at any time for any reason or no reason, with or without Cause.

6.             Rights as a Shareholder.  Subject to the terms and conditions of this Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option.  Upon an exercise of the Repurchase Option, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

7.             Escrow.  As security for Purchaser’s faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement.  Escrow Holder will act solely for the Company as its agent and not as a fiduciary.  Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement.  Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement.  The Shares will be released from escrow upon termination of the Repurchase Option.

8.             Restrictive Legends and Stop-Transfer Orders.

Legends.  Purchaser understands and agrees that the Company may place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any legends that may be required by state or federal securities laws and the Company’s Certificate of Incorporation or Bylaws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REPURCHASE OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT AS PERMITTED UNDER THE AGREEMENT.  A COPY OF THE AGREEMENT MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.

8.2           Stop-Transfer Instructions.  Purchaser agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent.  The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been transferred in violation of any of the provisions of this Agreement.

8.3           Refusal to Transfer.  The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

9.             Tax Consequences.  PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES.  PURCHASER REPRESENTS (i) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.  Purchaser hereby acknowledges that Purchaser has been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities) within 30 days of the purchase of the Shares to be effective, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Vested Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such Shares.  Purchaser represents that Purchaser has consulted any tax advisers Purchaser deems advisable in connection with Purchaser’s purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions.  A form of Election under Section 83(b) is attached hereto as Exhibit 3 for reference.  PURCHASER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

10.          Compliance with Laws and Regulations.  The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

11.          Successors and Assigns.  The Company may assign any of its rights under this Agreement, including its rights to repurchase Shares under the Repurchase Option.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.

12.          Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws.  If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

13.          Notices.  Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices.  Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company.  All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by rapifax or telecopier.

14.          Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

15.          Headings.  The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement.  All references herein to Sections will refer to Sections of this Agreement.

16.          Entire Agreement.  The Plan and this Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Agreement in triplicate as of the Effective Date.

OPSWARE INC.	PURCHASER

By:
(Signature)

(Please print name)	(Please print name)

(Please print title)

LIST OF EXHIBITS

Exhibit 1:	Spouse Consent

Exhibit 2:	Stock Power and Assignment Separate from Stock Certificate

Exhibit 3:	Election Under Section 83(b) of the Internal Revenue Code

EXHIBIT 1

SPOUSE CONSENT

Spouse Consent

The undersigned spouse of                      (the “Purchaser”) has read, understands, and hereby approves the Restricted Stock Purchase Agreement between Purchaser and the Company (the “Agreement”).  In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall similarly be bound by the Agreement.  The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date:
Print Name of Purchaser’s Spouse

(Please print name)	Signature of Purchaser’s Spouse

Address:
(Please print title)

EXHIBIT 2

STOCK POWER AND ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

Stock Power and Assignment

Separate from Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of                              (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                                             ,                                         (                      ) shares of the Common Stock of Opsware Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).                               delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company, as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.  THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

Name:

Instructions to Purchaser:  Please do not fill in any blanks other than the signature line.  The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Option” set forth in Section 5 of the Agreement between you and the Company without requiring additional signatures from you.

EXHIBIT 3

ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

Election Under Section 83(b) of the Internal Revenue Code

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, as amended, to include in gross income for the Taxpayer’s current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.

The property with respect to which the election is made is described as follows:                              shares of Common Stock of                                  , a Delaware corporation (the “Company”), which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were transferred was , and this election is made for calendar year .

4.

The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $ per share at the time of transfer.

6.	The amount paid for such shares was $ per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR.  THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature